UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 15, 2009

IMS HEALTH INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-14049	06-1506026
(Commission File Number)	(IRS Employer Identification No.)

901 Main Avenue, Norwalk, Connecticut	06851
(Address of Principal Executive Offices)	(Zip Code)

(203) 845-5200
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⊠ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  OTHER EVENTS.

On December 15, 2009, IMS Health Incorporated (the “Company”) issued a press release announcing February 8, 2010 as the date for a special meeting of stockholders of the Company to consider and vote upon a proposal to adopt the previously announced merger agreement, dated as of November 5, 2009, providing for the acquisition of the Company by Healthcare Technology Holdings, Inc., an entity created by certain affiliates of TPG Capital, L.P. and the Canada Pension Plan Investment Board.  The Company’s stockholders of record as of the close of business on Monday, December 28, 2009 will be entitled to receive notice of and vote at the special meeting.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated December 15, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMS HEALTH INCORPORATED

		By:	/s/ Harvey A. Ashman
		Name:	Harvey A. Ashman
		Title:	Senior Vice President, General Counsel and External Affairs

Date:	December 15, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated December 15, 2009